SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_|   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2)
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                       Long Island Financial Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No Fee Required

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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      3.    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

      1.    Amount previously paid:

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

                               [LOGO] Long Island
                                      Financial Corp.

                           LONG ISLAND FINANCIAL CORP.
                               One Suffolk Square
                            Islandia, New York 11749
                                 (631) 348-0888

                                                           March 14, 2003

Fellow Stockholders:

     You are cordially invited to attend the annual meeting of stockholders (the "Annual Meeting") of Long Island Financial Corp. (the "Company"), to be held on Wednesday, April 23, 2003, at 3:30 p.m., Eastern Time, at the Wyndham Wind Watch Hotel, 1717 Motor Parkway, Hauppauge, Long Island, New York 11788.

     As described in the enclosed Proxy Statement, the election of four directors is scheduled to be presented for stockholder action at the Annual Meeting. There will also be a report on the operations of Long Island Commercial Bank (the "Bank"), the wholly owned subsidiary of the Company. Detailed information concerning the activities and operating performance of the Bank during the fiscal year ended December 31, 2002, is contained in the 2002 Annual Report to Stockholders, which accompanies the Proxy Statement. Directors and officers of the Company, as well as representatives of the Company's independent auditors, will be present to respond to any questions, which stockholders may have.

     The Board of Directors of the Company has determined that election of the four directors nominated is in the best interest of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board unanimously recommends that you vote "FOR" their election.

     We hope you will be able to attend the Annual Meeting in person. Whether or not you expect to attend, we urge you to sign, date and return the enclosed proxy card so that your shares will be represented.

     YOUR VOTE IS IMPORTANT. You are urged to vote either by: (i) signing, dating and promptly returning the enclosed proxy in the postage-paid envelope provided, or (ii) using the toll-free telephone voting system described on the enclosed proxy card. If you attend the Annual Meeting, you may vote in person even if you have already mailed in your proxy card or used the telephone.

     We look forward to your participation at the Annual Meeting, either in person or by proxy. Your cooperation is appreciated and, on behalf of the Board of Directors and all of the employees of the Company, I thank you for your continued interest and support.

                                        Very truly,


                                        /s/ Douglas C. Manditch

                                        Douglas C. Manditch
                                        President & Chief Executive Officer

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Long Island Financial Corp.:

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Long Island Financial Corp. (the "Company"), will be held at the Wyndham Wind Watch Hotel, 1717 Motor Parkway, Hauppauge, Long Island, New York 11788 on Wednesday, April 23, 2003, at 3:30 p.m. (Eastern Time).

      A Proxy Statement and proxy card for the Annual Meeting are enclosed. The Annual Meeting is being held for the purpose of considering and voting upon the following matters:

      1. To elect four (4) directors for terms of three years, each; and

      2. Such other matters as may properly come before the Annual Meeting, and at any adjournments thereof.

      Pursuant to the bylaws of the Company, the Board of Directors has fixed the close of business on February 28, 2003, as the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only holders of the common stock of the Company as of that time and date will be entitled to receive notice of and to vote at the Annual Meeting. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company. A list of stockholders entitled to vote at the Annual Meeting will be available at One Suffolk Square, Islandia, New York, for a period of ten days prior to the Annual Meeting and will also be available for inspection at the Annual Meeting.

                                        By Order of the Board of Directors


                                        /s/ Carmelo C. Vizzini

                                        Carmelo C. Vizzini
                                        Vice President and Secretary

March 14, 2003

                 IMPORTANT -- PLEASE MAIL OR PHONE IN YOUR PROXY
                           PROMPTLY, WHETHER YOU PLAN
                  TO ATTEND THE ANNUAL MEETING IN PERSON OR NOT

                           LONG ISLAND FINANCIAL CORP.
                               ONE SUFFOLK SQUARE
                            ISLANDIA, NEW YORK 11749

                                 PROXY STATEMENT

                                       FOR

                         ANNUAL MEETING OF STOCKHOLDERS
                            To be held April 23, 2003

                               GENERAL INFORMATION

     This Proxy Statement and the accompanying form of proxy are being furnished to the Stockholders (the "Stockholders") of Long Island Financial Corp. (the "Company"), by the Board of Directors of the Company in the solicitation of proxies to be voted at the Annual Meeting of Stockholders (the "Annual Meeting") of the Company to be held on Wednesday, April 23, 2003, at 3:30 p.m. (Eastern Time) at the Wyndham Wind Watch Hotel, 1717 Motor Parkway, Hauppauge, Long Island, New York 11788, and at any adjournments thereof. The 2002 Annual Report to Stockholders, containing the consolidated financial statements for the fiscal year ended December 31, 2002, and a proxy card accompany this Proxy Statement which is first being mailed to stockholders on or about March 14, 2003.

The Proxy

     This proxy is solicited by the Board of Directors of the Company for use at the Annual Meeting and at any adjournments thereof.

     If the enclosed form of proxy is properly executed and returned to the Company prior to or at the Annual Meeting and is not revoked prior to or at the Annual Meeting, the shares represented thereby will be voted at the Annual Meeting and, where instructions have been given by the Stockholder, will be voted in accordance with such instructions. As stated in the form of proxy, if the Stockholder does not otherwise specify, his or her shares will be voted for the election of the nominees set forth in this Proxy Statement as directors of the Company.

     The cost of solicitation of proxies in the form enclosed herewith will be borne by the Company. The solicitation of proxies will be made by mail, but proxies may also be solicited by telephone, telegraph or in person by officers and other employees of the Company. The entire cost of this solicitation will be borne by the Company. In order to solicit proxies, the Company will request the assistance of other financial institutions, brokerage houses or other custodians, nominees or fiduciaries and will reimburse such persons for their reasonable expenses in forwarding the forms of proxy and proxy material to Stockholders. A Stockholder may revoke his proxy at any time prior to exercising the authority conferred thereby, either by written notice received by the Company or by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your recordholder to vote personally at the Annual Meeting. Such written notice should be mailed to Carmelo C. Vizzini, Secretary, Long Island Financial Corp., One Suffolk Square, Islandia, New York 11749. Attendance at the Annual Meeting will not in and of itself revoke a proxy.

Voting Securities and Record Date

     The Board of Directors has fixed the close of business on February 28, 2003, as the record date for determination of Stockholders entitled to notice of, and to vote at, the Annual Meeting. At the close of business on that date, there were outstanding and entitled to vote at the Annual Meeting 1,446,226 shares, par value $.01 per share, of the Company's common stock ("Common Stock"). The Common Stock is the only authorized and issued class of stock. Each of the outstanding shares of the Common Stock is entitled to one vote at the Annual Meeting with respect to each matter to be voted upon. A majority of the outstanding shares of Common Stock entitled to vote, present in person or represented by proxy shall constitute a quorum. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting.

     A stockholder may, using the proxy card being provided by the Board of Directors, with respect to the election of directors: (i) vote for the election of all four nominees; (ii) withhold authority to vote for all such nominees; or
(iii) withhold authority to vote for any nominee by so indicating in the appropriate space on the proxy. Under Delaware Law and the Certificate of Incorporation, directors are elected by a plurality of the votes cast by Stockholders holding shares of Common Stock entitled to vote for the election of directors. Consequently, votes that are withheld in the election of directors and broker non-votes will have no effect on the election.

Security Ownership of Certain Beneficial Owners

     Persons and groups owning in excess of five percent of the Company's Common Stock are required to file certain reports regarding such ownership with the Company and with the Securities and Exchange Commission ("SEC"), in accordance with the Securities Exchange Act of 1934 (the "Exchange Act"). The following table sets forth information regarding persons known to be beneficial owners of more than five percent of the Company's outstanding Common Stock as of February 28, 2003.

                                                       Amount and Nature
                          Name and Address               of Beneficial        Percent of
Title of Class           of Beneficial Owner               Ownership            Class
----------------   ------------------------------   ----------------------   -----------
Common Stock       Frank J. Esposito ............           120,824(1)(2)        8.32%
                   One Suffolk Square
                   Islandia, NY 11749

Common Stock       Frank DiFazio ................           106,248(3)           7.34%
                   DiFazio Electric
                   711 Grand Boulevard
                   Deer Park, NY 11729

Common Stock       Jeffrey L. Gendell ...........           105,100(5)           7.26%
                   Tontine Financial Partners, LP
                   Tontine Management, LLC
                   237 Park Avenue, Ste. 900
                   New York, N.Y. 10017

Common Stock       Harvey Auerbach ..............            88,077(2)(4)        6.06%
                   One Suffolk Square
                   Islandia, NY 11749

Common Stock       John Danzi ...................            73,965(6)           5.11%
                   P.O. Box 5803
                   Hauppauge, NY 11788

------------
(1) The information furnished is derived from a Schedule 13D filed by Frank J. Esposito on June 21, 2001, and Forms 4 subsequently filed by Mr. Esposito.
(2) Includes presently exercisable options to purchase 4,900 shares of Common Stock granted to each director on January 28, 1999; presently exercisable options to purchase 560 shares granted on January 26, 2000; presently exercisable options to purchase 420 shares granted on January 23, 2001; presently exercisable options to purchase 280 shares granted on January 23, 2002; and presently exercisable options to purchase 500 shares granted on January 29, 2003.
(3) The information furnished is derived from a Schedule 13D filed by Frank DiFazio on June 21, 2001.
(4) The information furnished is derived from a Schedule 13D filed by Harvey Auerbach on June 21, 2001, and Forms 4 subsequently filed by Mr. Auerbach.
(5) The information furnished is derived from a Schedule 13D filed by Jeffrey Gendell on February 4, 2003.
(6) The information furnished is derived from a Schedule 13D filed by John Danzi on November 19, 2002.

                PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING

                                  PROPOSAL 1.
                             ELECTION OF DIRECTORS

     The Board of Directors consists of thirteen directors and is divided into three classes. Each of the thirteen members of the Board of Directors of the Company also serves on the Board of Directors of Long Island Commercial Bank (the "Bank"). Directors are elected for classified terms of three years, each, with the term of office of one class of directors expiring each year. Directors serve until their successors are elected and qualified.

     The names of the four nominees for election to the Board of Directors are set forth below, along with certain other information concerning such individuals and the other members of the Board as of February 28, 2003. Each of the nominees identified below has consented to being named in this proxy statement and to serve if elected, and the Board has no reason to believe that any nominee will decline or be unable to serve, if elected. However, if any person nominated by the Board of Directors fails to stand for election or is unable to accept election, the proxies will be voted for the election of such other person as the Board of Directors may recommend. Unless authority to vote for the directors is withheld, it is intended that the shares represented by the enclosed proxy, if executed and returned or phoned in, will be voted FOR the election of all nominees proposed by the Board of Directors. Proxies returned or phoned in by Stockholders and not revoked will be voted for the election of the nominees listed below as directors unless Stockholders instruct otherwise.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES NAMED IN THIS PROXY STATEMENT.

Information with Respect to the Nominees, Continuing Directors and Executive Officers

     The following table sets forth, as of February 28, 2003, the names of the nominees, the continuing directors, and the executive officers of the Company as well as their ages; a brief description of their recent experience, including present occupations and employment; certain directorships held by each; the year in which each became a director of the Bank and the year in which the term of the director expires. All executive officers of the Company and the Bank are elected to serve one-year terms. The table also sets forth the amount of Common Stock and the percent thereof beneficially owned as of February 28, 2003 by each director and all directors and executive officers as a group.

                                      Length of                                                       Shares of
                                      Service as                                                       Common        Ownership
                                     Director and                                                       Stock           as a
                                    Expiration of      Principal Occupation During Last 5 Years     Beneficially     Percent of
Name and Age                             Term        and Directorships of Public Companies (a)          Owned          Class
--------------------------------   ---------------   -------------------------------------------   --------------   -----------
NOMINEES
John L. Ciarelli, Esq. .........   Since 1989        Partner in the law firm of Ciarelli                10,186(1)           *
(56)                               Expires 2003      & Dempsey located in Riverhead,
                                                     New York.
Waldemar Fernandez .............   Since 1989        Founder of Interland, a web                         8,385(1)           *
(54)                               Expires 2003      hosting company based in Atlanta,
                                                     Georgia.
Werner S. Neuburger ............   Since 1990        Retired Chief Executive Officer,                   16,660(1)        1.15%
(66)                               Expires 2003      multi-store retail chain.
John C. Tsunis, Esq. ...........   Since 1990        Partner in the law firm of Tsunis                  45,433(1)        3.13%
(52)                               Expires 2003      and Gasparis, LLP, with offices in
                                                     Hauppauge, New York and
                                                     Principal of Long Island Hotels,
                                                     LLC, a hotel development and
                                                     management company.

                                      Length of                                                       Shares of
                                      Service as                                                       Common        Ownership
                                     Director and                                                       Stock           as a
                                    Expiration of      Principal Occupation During Last 5 Years     Beneficially     Percent of
Name and Age                             Term        and Directorships of Public Companies (a)          Owned          Class
--------------------------------   ---------------   -------------------------------------------   --------------   -----------
DIRECTORS CONTINUING IN OFFICE
Harvey Auerbach ................   Since 1989        President of Brookwood                              88,077(1)         6.06%
(76)                               Expires 2005      Communities, Inc., a real estate
                                                     development and management
                                                     company, located in Coram, New
                                                     York.
Donald Del Duca ................   Since 1989        Owner and Manager of Lumbia                         50,421(1)         3.47%
(68)                               Expires 2004      Associates, a real estate company
                                                     located in Islip, New York.
Perry B. Duryea ................   Since 1989        Chairman of the Board of the                        29,273(1)         2.01%
(81)                               Expires 2005      Bank and Company; Chairman of
                                                     Perry B. Duryea & Son, Inc., a
                                                     seafood business located in
                                                     Montauk, New York. Mr. Duryea
                                                     was Speaker of the New York
                                                     Assembly and also served as its
                                                     Minority Leader.
Frank J. Esposito ..............   Since 1989        Principal Director of Trio Leasing                 120,824(1)         8.32%
(67)                               Expires 2005      and Development Company, Inc.,
                                                     which owns and manages
                                                     commercial and industrial real
                                                     estate.
Roy M. Kern, Sr. ...............   Since 1989        Vice Chairman of the Board of the                   40,077(1)         2.76%
(69)                               Expires 2005      Bank and Company; retired
                                                     President of Bragg Medical
                                                     Group, Inc., a firm which provides
                                                     billing and financial services to the
                                                     medical community and is located
                                                     in Kings Park, New York.
Gordon A. Lenz .................   Since 1990        Chief Executive Officer of New                      36,660(1)         2.52%
(66)                               Expires 2004      York State Business Group/
                                                     Conference Associates, Inc., an
                                                     insurance brokerage firm
                                                     specializing in providing health
                                                     care benefits, located in East
                                                     Patchogue, New York.
Douglas C. Manditch ............   Since 1989        President and Chief Executive                       49,518(1)(2)      3.36%
(55)                               Expires 2005      Officer of the Bank and Company
                                                     who joined the Bank in 1987, then
                                                     in formation.
Thomas F. Roberts, III .........   Since 1989        President of Thomas F. Roberts                      11,814(1)            *
(63)                               Expires 2004      Associates, Inc., and Executive
                                                     Vice President of Tri-State
                                                     Appraisal Group, located in
                                                     Babylon, New York.

                                      Length of                                                       Shares of
                                      Service as                                                       Common        Ownership
                                     Director and                                                       Stock           as a
                                    Expiration of      Principal Occupation During Last 5 Years     Beneficially     Percent of
Name and Age                             Term        and Directorships of Public Companies (a)          Owned          Class
--------------------------------   ---------------   -------------------------------------------   --------------   -----------
Alfred Romito ..................   Since 1989        President of East Islip Lumber                       47,380(1)         3.26%
(64)                               Expires 2004      Company, Inc., located in East
                                                     Islip, New York.
EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
Thomas Buonaiuto ...............                     Vice President and Treasurer of                      21,673(2)         1.48%
(37)                                                 the Company; Executive Vice
                                                     President and Chief Financial
                                                     Officer of the Bank.
Carmelo C. Vizzini .............                     Vice President and Secretary of                      19,798(2)         1.36%
(57)                                                 the Company; Executive Vice
                                                     President and Chief Lending
                                                     Officer of the Bank.
All Directors and
Executive Officers as a
group (15 persons) .............                                                                         596,183(1)(2)     37.67%

------------
 * Indicates less than 1%.
(1) Includes presently exercisable options to purchase 4,900 shares of Common Stock granted to each director on January 28, 1999; presently exercisable options to purchase 560 shares granted on January 26, 2000; presently exercisable options to purchase 420 shares granted on January 23, 2001; presently exercisable options to purchase 280 shares granted on January
    23, 2002; and presently exercisable options to purchase 500 shares granted on January 29, 2003.
(2) Includes presently exercisable options to purchase 17,150, 9,800 and 9,800 shares of Common Stock granted on January 28, 1999, to Messrs. Manditch, Buonaiuto and Vizzini, respectively; presently exercisable options to purchase 1,960, 1,120 and 1,120 shares of Common Stock granted on January 26, 2000, to Messrs. Manditch, Buonaiuto and Vizzini, respectively; presently exercisable options to purchase 1470, 840 and 840 shares of Common Stock granted on January 23, 2001, to Messrs. Manditch, Buonaiuto and Vizzini, respectively; presently exercisable options to purchase 980, 560 and 560 shares of Common Stock granted on January 23, 2002, to Messrs. Manditch, Buonaiuto and Vizzini, respectively; and presently exercisable options to purchase 1,500, 1,000 and 1,000 shares granted on January 29, 2003.
(a) Unless otherwise indicated, the business experience of each director during the past five years was that typical to a person engaged in the principal occupation listed for each. All of the current executive officers of the Bank have been employed by the Bank for at least five years.

Meetings of the Board of Directors and Committees of the Board of the Company and the Bank

     The Board of Directors of the Company conducts its business through meetings of the Board and through the activities of its committees. The Board of Directors of the Company meets monthly and may have additional meetings as needed. The Board of Directors of the Company, held 12 meetings in 2002. All of the directors of the Company attended at least 75% in the aggregate of the total number of the Company's board meetings held and committee meetings on which such director served during fiscal 2002. The Board of Directors of the Company maintains committees, the nature and composition of which are described below:

     The Executive Committee of the Company consists of Messrs. Duryea (Chairman), Auerbach, Del Duca, Esposito, Kern, Lenz, Manditch, Romito, and Tsunis. The Executive Committee is authorized to exercise certain powers of the Board of Directors in the interim period between meetings of the Board. The Committee met 12 times in 2002.

     The Company does not have a separate Nominating Committee. The functions of the Nominating Committee are carried out by the Executive Committee and in that capacity the Executive Committee has the authority to (a) nominate candidates for election to the Board of Directors; (b) review any nominations for election to the Board of Directors made by a stockholder of the Corporation pursuant to Section 6 (c)(ii) of Article I of the Bylaws and (c) recommend to the Whole Board nominees for election to the Board of Directors to replace those Directors whose terms expire at the next annual meeting of stockholders. While the committee will consider nominees recommended by stockholders, it has not actively solicited recommendations from stockholders.

     The Audit Committee of the Company consists of six outside Directors of the Bank. This Committee meets with the Company's independent auditors and evaluates policies and procedures relating to auditing functions and internal controls. It also reviews the scope of the work of the independent accountants and their reports and reviews the activities of the Bank's internal auditors. This Committee held four meetings in fiscal 2002. For further information, see the Report of the Audit Committee, infra.

     The Loan Committee of the Bank consists of Messrs. Auerbach, (Chairman), Duryea, Del Duca, Esposito, Kern, Manditch, Neuburger, Roberts, Romito, Tsunis and Vizzini. The Loan Committee is authorized to approve all unsecured loans in excess of $250,000. In addition, the Loan Committee ratifies all loans in excess of $50,000 and reviews and approves all lending authority. The Committee met 12 times in 2002.

     The Compensation Committee of the Company was established in 2002. Previously, its responsibilities were carried out by the Executive Committee. The Compensation Committee establishes compensation for the chief executive officer and reviews compensation for other officers and employees and other employee benefit programs, when necessary. This Committee is responsible for the 2003 Compensation Committee Report on Executive Compensation.

     The following report of the compensation committee and the stock performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 (the "Securities Act") or the Securities Exchange Act of 1934 (the "Exchange Act"), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     Committee Report on Executive Compensation. Under rules established by the Securities and Exchange Commission, the Company is required to provide certain data and information with regard to the compensation and benefits provided to the Company's Chief Executive Officer and the other executive officers of the Company. The disclosure requirements for those executive officers include the use of a report explaining the rationale and considerations that led to fundamental compensation decisions affecting those individuals. The Compensation Committee establishes compensation for the chief executive officer and reviews compensation for other officers and employees and other employee benefit programs, when necessary. In fulfillment of the disclosure requirement, the Compensation Committee has prepared the following report for inclusion in this proxy statement.

     The Company has no employees other than Bank employees who perform services for the Company without additional compensation. The Compensation Committee is responsible for the 2003 Compensation Committee Report on Executive Compensation. The Compensation Committee evaluates the performance of each named executive officer of the Company, and the Bank, and determines the compensation of all executives. While the President and Chief Executive Officer is a member of the Compensation Committee, he recuses himself from any discussion or voting regarding his level of compensation.

     Compensation Policies. The Company's executive compensation policies are intended to attract and retain qualified executives, to recognize and reward individual contributions and achievement and to offer a compensation package that is competitive in the financial industry and motivational to each individual executive. In furtherance of those objectives, the Company and the Bank maintain a compensation program for executive officers, which consists of a base salary and cash bonus. The salary levels are intended to be consistent and competitive with the practices of other comparable financial institutions and each executive's level of responsibility. The Committee met three times to discuss executive compensation. In making its determinations, the Compensation Committee utilizes surveys of compensation paid to executive officers performing similar duties for depository institutions and their holding companies with particular focus on the level of compensation paid by institutions of comparable size and characteristics primarily on Long Island. In 2002, the committee approved a formula for salary increases for executive officers aimed at reflecting the overall performance of the Company and the performance of the individual executive officer.

     Compensation of the Chief Executive Officer. The Compensation Committee believes that Mr. Manditch's compensation is appropriate based upon the Bank's compensation policy, Mr. Manditch's performance in managing the Company, the Company's performance during the fiscal year and a comparison of peer institutions with specific consideration given to the level of the Bank's operations in comparison to peer institutions.

                           Compensation Committee of the Company

                           Werner S. Neuburger (Chairman)
                           Harvey Auerbach
                           John L. Ciarelli, Esq.
                           Perry B. Duryea
                           Waldemar Fernandez
                           Roy M. Kern, Sr.
                           Douglas C. Manditch

     Compensation Committee Interlocks and Insider Participation. No executive officer of the Company or the Bank serves as a member of the compensation committee of another entity, one of whose executive officers serves on the Compensation Committee of the Company or the Bank. None of the members of the Company's Compensation Committee is an officer or employee of the Company, except for Douglas C. Manditch, who presently serves as President and Chief Executive Officer of the Company and the Bank.

     Stock Performance Graph. The following graph shows a comparison of cumulative total shareholder return on the Company's Common Stock, based on the market price of the Common Stock assuming reinvestment of dividends, with the cumulative total return of companies in the Nasdaq National Market and SNL Index of Banks with $250 million to $500 million in assets for the period beginning on January 14, 1998, and ending on December 31, 2002.

                          Long Island Financial Corp.

                              [PERFORMANCE GRAPH]

    [The following was represented as a line chart in the printed material.]

                                                                       Period Ending
                                        ----------------------------------------------------------------------------
Index                                    01/14/98     12/31/98     12/31/99     12/31/00     12/31/01      12/31/02
-------------------------------------   ----------   ----------   ----------   ----------   ----------   -----------
Long Island Financial Corp. .........      100.00        73.16        67.93        90.50       108.60        152.07
NASDAQ -- Total US* .................      100.00       142.94       265.63       159.77       126.78         87.52
SNL $250M-$500M Bank Index...........      100.00        91.89        85.49        82.31       116.94        150.79

Directors' Compensation

     In 2002, each Director of the Bank received compensation of $750 for each Board meeting attended. Directors are paid $450 for attendance at Executive Committee meetings, $300 for attendance at Loan Committee meetings and $250 for each other committee meeting attended. In addition to such fees, in 2002 the Chairman of the Board received an annual retainer of $18,000. Since the formation of the Company, the directors have been compensated for their services by the Bank and have not received additional remuneration from the Company.

     In March 1999, the Company adopted the Director and Executive Officer Incentive Retirement Plan to provide directors and executive officers with an incentive to remain with the Company. Pursuant to the plan, the Company pays into a deferral account annually an amount equal to a portion of each director's annual fees. The amount paid into each deferral account is determined by multiplying the annual fees paid to the individual director during the plan year by a factor determined by the return on equity, as adjusted, of the Company established as of December 31 of each plan year. For the year ended December 31, 2002, the factor for a director was 30.0% of the fees paid to the Director, based upon the return on equity, as adjusted, of the Company of 12.66%. The Company's Board of Directors has reserved the right to change annually the method of computation of the factors for the Directors and for the executive officers. The amount determined for each Director is credited to the deferral account of the Director on March 1 following each plan year. The deferral account is only a device for measuring the amounts to be paid under the plan and is not a trust fund or any similar device. To the extent there is a positive balance in the deferral account of a Director, the Director is a general creditor of the Company. The first credits were made to the deferral accounts by the Company on March 1, 2000.

     The deferral account of each director and executive officer is also credited on March 1 of each year, with interest on the individual's deferral account balance at a rate, compounded monthly, equal to the percentage change in the market price of the common stock of the Company, year over year, measured as of December 31 of each year, provided such percentage shall not be less than 4% nor more than 15% in any year.

     During 2002, directors had the following amounts credited to their deferral accounts: Messrs. Duryea, $9,707; Auerbach, $4,125; Ciarelli, $3,025; Del Duca, $3,547; Esposito, $4,125; Fernandez, $1,966; Kern, $4,414; Lenz,
$3,231; Manditch, $2,475; Neuburger, $3,836; Roberts, $3,520; Romito, $4,125;
and Tsunis, $4,139. During 2002, directors had the following interest credited to their deferral accounts: Messrs. Duryea, $4,930; Auerbach, $2,023; Ciarelli, $1,326; Del Duca, $1,951; Esposito, $2,013; Fernandez, $776; Kern, $1,988;
Lenz, $1,574; Manditch, $1,198; Neuburger, $1,818; Roberts, $1,680; Romito, $2,067; and Tsunis, $2,177.

Executive Compensation

     The following table sets forth the aggregate compensation for services in all capacities paid by the Company and the Bank, for the years ended December 31, 2000, 2001 and 2002 to the chief executive officer and to each executive officer of the Company whose aggregate direct compensation exceeded $100,000 for such year. Since the formation of the Company, the executive officers have been compensated for their services by the Bank and have not received additional remuneration from the Company.

                                                                                                        Long Term
                                                                                                       Compensation
                                                            Annual Compensation                           Awards
                                         ----------------------------------------------------------   -------------
                                                                         Other             All
                                                                        Annual            Other           Stock
                                            Salary        Bonus      Compensation     Compensation        Option
Name & Principal Position        Year     (1)(2)(3)        (4)            (5)            (6)(7)           Awards
-----------------------------   ------   -----------   ----------   --------------   --------------   -------------
Douglas C. Manditch .........    2002     $289,447      $49,350         $9,000           $ 9,880          3,150
President and Chief              2001     $260,905           --         $9,000           $ 9,880          3,150
Executive Officer                2000     $244,203           --         $8,400           $ 9,880          3,150
Thomas Buonaiuto ............    2002     $177,451      $26,543             --           $10,294          1,400
Vice President and               2001     $151,910           --             --           $ 9,024          1,400
Treasurer                        2000     $131,338           --             --           $ 7,609          1,400
Carmelo C. Vizzini ..........    2002     $159,454      $24,123             --           $ 9,880          1,400
Vice President and               2001     $143,054           --             --           $ 9,880          1,400
Secretary                        2000     $131,555           --             --           $ 9,880          1,400

------------
(1) For 2000, 2001 and 2002 there were no (a) perquisites over the lesser $50,000 or 10% of the individuals total salary for the year; (b) payments of above-market or preferential earnings on deferred compensation; (c) payment of earnings with respect to long term incentive plans prior to settlement; (d) preferential discounts on stock; (e) tax payment reimbursements.
(2)   Includes amount, if any, deferred under the Bank's 401(k) Plan pursuant to
      Section 401(k) of the Internal Revenue Code.
(3) Messrs. Manditch, Buonaiuto and Vizzini have use of company automobiles. Includes the personal use portion of the cost as associated with those automobiles.
(4) The amount shown reflects bonus earned in the fiscal year shown but paid in the following year.
(5)   Directors Fees.
(6) The amounts shown for 2000, 2001 and 2002 represent the Bank's matching contributions to the 401(k) Plan.
(7) The Bank maintains contributory and non-contributory medical, dental, life and disability plans covering all officers and employees.

     In March 1999, the Company adopted the Director and Executive Officer Incentive Retirement Plan to provide directors and executive officers with an incentive to remain with the Company. Pursuant to the plan, the Company pays into a deferral account annually an amount equal to a portion of each executive officer's annual compensation. The amount paid into each deferral account is determined by multiplying the annual compensation paid to the executive officer during the plan year by a factor determined by the return on equity, as adjusted, of the Company, established as of December 31 of each plan year. For the year ended December 31, 2002, the factor for an executive officer was 12.0% of the annual compensation paid to the executive officer, based upon the return on equity, as adjusted, of the Company of 12.66%. The Company's Board of Directors has reserved the right to change the method of computation of the factors for the Directors and for the executive officers. The amount calculated is credited to the deferral account of the executive officer on March 1 following each plan year. The deferral account is only a device for measuring the amounts to be paid under the plan and is not a trust fund or any similar device. To the extent there is a positive balance in the deferral account of an executive officer, the executive officer is a general creditor of the Company. The first credits were made to the deferral accounts by the Company on March 1, 2000.

     The deferral account of each executive officer is also credited on March 1 of each year, with interest on the individual's deferral account balance at a rate, compounded monthly, equal to the percentage change in the market price of the common stock of the Company, year over year, measured as of December 31 of each year, provided such percentage shall not be less than 4% nor more than 15% in any year.

     During 2002, executive officers had the following amounts credited to their deferral accounts: Messrs. Manditch, $28,820; Buonaiuto, $17,138; Vizzini, $15,400. During 2002, executive officers had the following interest credited to their deferral accounts: Messrs. Manditch, $14,140; Buonaiuto, $7,875; Vizzini, $7,644.

     The Bank entered into change of control agreements with Messrs. Manditch, Buonaiuto and Vizzini (each, the "Executive") in 2001. The agreements provide, that if, following a change in control of the Bank, the Executive's employment with the Bank is terminated involuntarily or, under certain circumstances set forth in the agreement, voluntarily, the Executive is entitled to receive a change in control benefit payment based upon his base salary. The benefit payment is three times base salary for Mr. Manditch and two and one-half times base salary for Messrs. Buonaiuto and Vizzini, in each case grossed up for excise taxes.

Benefits

     The Bank's officers and employees are covered by a group health insurance plan (which includes health, major medical and dental coverage), a long-term disability income plan and a group life insurance plan. In January 1996, the Bank adopted a 401(k) Profit Sharing Plan. The officers participate in all such plans on the same basis, and to the same extent, as other Bank employees.

     401K Plan. The Bank maintains a 401 (k) Plan, which covers all full-time employees. Employees may contribute up to $11,000 of their eligible annual gross compensation. Employee contributions are matched, to a maximum of six percent of an employee's annual gross compensation, by Bank contributions. Employees are fully vested in their own contributions and vested in the Bank's matching contributions at a percentage basis, based on the years of service.

     Stock Option Plan. At a special meeting on December 8, 1998, the stockholders approved the Long Island Financial Corp. 1998 Stock Option Plan (the "Stock Option Plan"). The Stock Option Plan authorizes the granting of options to purchase 330,000 shares of Common Stock of the Company. All officers and employees of the Company and directors who are not also serving as employees of the Company are eligible to receive awards under the Stock Option Plan. Options under this plan are either non-statutory stock options or incentive stock options. Each option entitles the holder to purchase one share of the Common Stock at an exercise price equal to the fair market value on the date of grant. In 1999, 2000, 2001 and 2002, options to purchase 4,900, 700, 700 and 700 shares of Common stock at an exercise price of $12.50, $10.875, $13.50, and $16.95 per share, were granted to each director of the Company. The 1999 option grants vested immediately. The 2000, 2001, and 2002 option grants vested 20% immediately and 20% ratably over the next four years.

   The following table provides information on options granted to the named
                             Executive Officers in year 2002.

                          Option Grants in Year 2002

                                        Number of
                                        Securities
                                        Underlying     Percent of Total
                                         Options       Options Granted                        Expiration
Name                                   Granted (1)       to Employees      Exercise Price        Date
-----------------------------------   -------------   -----------------   ----------------   -----------
Douglas C. Manditch ...............      3,150        12.4                $ 16.95             01-23-12
President & Chief Executive Officer
Thomas Buonaiuto ..................      1,400         5.5                $ 16.95             01-23-12
Vice President & Treasurer
Carmelo C. Vizzini ................      1,400         5.5                $ 16.95             01-23-12
Vice President & Secretary

------------
(1) Mr. Manditch received 700 of the 3,150 options in his capacity as a director of the Company.

     The following table provides information concerning options held by the named Executive Officers at the end of year 2002. The named Executive Officers did not exercise any options in year 2002.

                       Aggregated Year-End Option Values

                                                    Number                           Value of
                                                 of Securities                     Unexercised
                                            Underlying Unexercised                 In-the-Money
                                                  Options at                        Options at
                                               December 31, 2002               December 31, 2002(1)
                                        -------------------------------   ------------------------------
Name                                     Exercisable     Unexercisable     Exercisable     Unexercisable
-------------------------------------   -------------   ---------------   -------------   --------------
Douglas C. Manditch .................      25,830           5,670         $162,929        $42,809
President and Chief Executive Officer
Thomas Buonaiuto ....................      11,480           2,520         $108,619        $19,026
Vice President and Treasurer
Carmelo C. Vizzini ..................      11,480           2,520         $108,619        $19,026
Vice President and Secretary

------------
(1) Based on the estimated market value of the underlying stock at December 31, 2002, minus the exercise price.

Report of the Audit Committee

     The Audit Committee of the Company's Board of Directors is comprised of six non-employee directors and operates under a written charter adopted by the Board of Directors, a copy of which was included in the 2001 proxy statement. The Board of Directors has determined that each Audit Committee member is independent in accordance with the listing standards of the Nasdaq Stock Market.

     The Company's management is responsible for the Company's internal controls and financial reporting process. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principles. The Audit Committee oversees the Company's internal controls and financial reporting process on behalf of the Board of Directors.

     In this context, the Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees), including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

     In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees) and has discussed with the independent auditors the auditors' independence from the Company and its management. In concluding that the auditors are independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the auditors were compatible with its independence.

     The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of the Company's internal controls and the overall quality of the Company's financial reporting.

     In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company's management, which has the primary responsibility for financial statements and reports, and of the Company's financial statements to generally accepted accounting principles. The Audit Committee' oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Further, the Audit Committee's considerations and discussions with management and the independent auditors do not assure that the Company's financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards or that the Company's independent auditors are in fact "independent."

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, the inclusion of the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2002, for filing with the Securities and Exchange Commission. The Audit Committee and the Board of Directors also have approved the selection of the Company's independent auditors.

                               Audit Committee of the Company

                               Thomas F. Roberts, III (Chairman)
                               John L. Ciarelli, Esq.
                               Waldemar Fernandez
                               Gordon A. Lenz
                               Werner S. Neuburger
                               John C. Tsunis, Esq.

Compliance with Section 16 of the Exchange Act

     Section 16(a) of the Securities and Exchange Act requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc., and to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that all filing requirements applicable to its executive officers and directors were met during 2002. The Company is unaware of any person owning ten percent or more of its securities.

Transactions with Certain Related Persons

     Federal regulations require that all loans or extensions of credit to executive officers and directors be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features.

     Applicable New York law imposes conditions and limitations on a commercial bank's loans to its directors and executive officers that are comparable in most respects to the conditions and limitations imposed under federal law, as discussed above. However, New York law does not affect loans to stockholders owning 10% or more of the commercial bank's stock. Loans to an executive officer, other than loans for the education of the officer's children and certain loans secured by the officer's residence, may not exceed the lesser of
(a) $100,000 or (b) the greater of $25,000 or 2.5% of the bank's capital stock, surplus fund and undivided profits.

     From time to time, the Bank makes mortgage loans and consumer loans to its executive officers and directors and to members of the immediate families of its executive officers and directors, to the extent consistent with applicable laws and regulations. Such loans are made in the ordinary course of business and on the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and do not and will not involve more than the normal risk of collectability or present other unfavorable features. As of December 31, 2002, such loans totaled approximately $4.1 million.

     The Bank currently retains Mr. Tsunis as an attorney, for the closing of real estate loans. His fees are paid by the borrowers and are based on the amount of the loan. For the most recent fiscal year, fees paid to the Tsunis law firm by the Bank did not exceed 5% of the revenue of the firm.

     Mr. Lenz is the Chief Executive Officer of New York State Business Group/Conference Associates, Inc. Premiums paid to Mr. Lenz's company by the Bank did not exceed 5% of the revenue of the company during the most recent fiscal year.

                             INDEPENDENT AUDITORS

     The independent public accounting firm of KPMG LLP has acted as the Company's independent auditors for 2002, and it is anticipated that the same firm will be selected to perform the same duties for the current year for the Company. Representatives of the firm will be available to respond to appropriate questions at the Annual Meeting of the Stockholders.

Audit Fees

     KPMG billed the Company aggregate fees of $118,500 for professional services rendered for the audit of the Company's annual financial statements for the year ended December 31, 2002 and for the quarterly reviews of the financial statements included in the Company's Forms 10-Q for the year ended December 31, 2002.

Financial Information Systems Design and Implementation Fees

     KPMG did not provide any such services for the year ended December 31, 2002.

All Other Fees

     KPMG billed the Company aggregate fees of $35,325 for professional services rendered for non-audit services for the year ended December 31, 2002.

                            ADDITIONAL INFORMATION

Stockholder Proposals

     To be considered for inclusion in the Company's proxy statement and form of proxy relating to the 2004 Annual Meeting of Stockholders, a Stockholder proposal must be received by the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders not later than November 15, 2003. Any such proposal will be subject to Rule 14a-8 under the Exchange Act.

Advance Notice of Business to be conducted at an Annual Meeting

     The Bylaws of the Company provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the Board, the stockholder must give written notice to the Secretary of the Company not less than ninety (90) days before the date fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the day on which such notice of the date of the Annual Meeting was mailed or such public disclosure was made. The notice must include the stockholder's name, record address, and number of shares owned by the stockholder, and describe briefly the proposed business, the reasons for bringing the business before the Annual Meeting, and any material interest of the stockholder in the proposed business. In the case of nominations to the Board, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to an annual meeting any stockholder proposal, which does not meet all of the requirements for inclusion, established by the SEC in effect at the time such proposal is received.

Other Matters Which May Properly Come Before the Meeting

     The Board of Directors knows of no business, which will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting of Stockholders. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy card to vote the shares represented thereby on such matters in accordance with their best judgment.

     Whether or not you intend to be present at the Annual Meeting, you are urged to return your proxy card promptly. If you are present at the Annual Meeting and wish to vote your shares in person, your proxy may be revoked by voting at the Annual Meeting.

     A copy of the Form 10-K (without exhibits) for the year ended December 31, 2002, as filed with the SEC, will be furnished without charge to stockholders of record upon written request to Long Island Financial Corp., Carmelo C. Vizzini, Vice President and Secretary, One Suffolk Square, Islandia, New York 11749.

                                        Date: March 14, 2003

                                        By Order of the Board of Directors

                                        /s/ Carmelo C. Vizzini


                                        Carmelo C. Vizzini
                                        Vice President and Secretary

                                                             Please
                                                             Mark Here
                                                             for Address     |_|
                                                             Change or
                                                             Comments
                                                             SEE REVERSE SIDE

1.    Election of Directors duly nominated Class of 2006.

        FOR All nominees                                      WITHHOLD
       listed to the right                                   AUTHORITY
        (except as marked                                 to vote for all
         to the contrary)                               listed to the right

               |_|                                               |_|

01 John L. Ciarelli, Esq. 02 Waldemar Fernandez, 03 Werner S. Neuberger, 04 John
C. Tsunis, Esq.

Vote FOR all nominees except WITHHOLD AUTHORITY for any nominee whose name is written on the space below.

________________________________________________________________________________

      The proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted FOR all the nominees. If any other business is presented at the Annual Meeting, this proxy will be voted by the named proxy in his best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.

      The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of the Notice of Meeting and Proxy Statement dated March 14, 2003, and a copy of the Long Island Financial Corp. Annual Report.


Signature________________________ Signature________________________ Date________

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign, but the signature of one holder is sufficient, unless contested.

--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^

                           Vote by Telephone or Mail
                         24 Hours a Day, 7 Days a Week

            Telephone voting is available through 11PM Eastern Time
                 the business day prior to annual meeting day.

Your telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

   -------------------------------------               ---------------------
              Telephone                                        Mail
           1-800-435-6710
   Use any touch-tone telephone to                      Mark, sign and date
   vote your proxy. Have your proxy           OR          your proxy card
   card in hand when you call. You will                        and
   be prompted to enter your control                     return it in the
   number, located in the box below,                   enclosed postage-paid
   and then follow the directions given.                     envelope.
   -------------------------------------               ---------------------

                      If you vote your proxy by telephone,
                 you do NOT need to mail back your proxy card.

                          LONG ISLAND FINANCIAL CORP.

                                     PROXY

The undersigned hereby appoints William C. Morrell, Esq., with full power of substitution, as the true and lawful attorney and proxy for the undersigned, to appear and vote all the shares of Common Stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders to be held on April 23, 2003, at 3:30 p.m., Eastern Time, at the Wyndham Wind Watch Hotel, 1717 Motor Parkway, Hauppauge, Long Island, New York 11788 and at any and all adjournments thereof, as follows:

This Proxy is solicited by the Board of Directors of the Company.

                  (Continued and to be signed on reverse side)

________________________________________________________________________________
    Address Change/Comments (Mark the corresponding box on the reverse side)
________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^